PROSPECTUS AND
                                                            PURCHASE APPLICATION
                                                              SEPTEMBER 30, 1999


                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS


REYNOLDS
FUND

SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
BLUE CHIP GROWTH FUND

SEEKING LONG-TERM CAPITAL APPRECIATION,
WITH CURRENT INCOME A SECONDARY OBJECTIVE

REYNOLDS
OPPORTUNITY FUND

SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
U.S. GOVERNMENT BOND FUND

SEEKING A HIGH LEVEL OF CURRENT INCOME

REYNOLDS
MONEY MARKET FUND

SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH A STABLE NET ASSET VALUE

                                 1-800-773-9665

PROSPECTUS                                                  SEPTEMBER 30, 1999

                                 REYNOLDS FUNDS

 The Reynolds Funds are a family of five no load mutual funds consisting of:

                STOCK FUNDS                        INCOME FUNDS
                -----------                        ------------
     o REYNOLDS FUND                      o REYNOLDS U.S. GOVERNMENT BOND FUND
     o REYNOLDS BLUE CHIP GROWTH FUND     o REYNOLDS MONEY MARKET FUND
     o REYNOLDS OPPORTUNITY FUND

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Reynolds Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

Questions Every Investor Should Ask Before Investing in the Reynolds Funds   1
Investment Objectives and Strategies                                        11
Management of the Funds                                                     12
The Funds' Share Price                                                      13
Purchasing Shares                                                           14
Redeeming Shares                                                            16
Exchanging Shares                                                           18
Dividends, Distributions and Taxes                                          19
Management's Discussion of Fund Performance                                 20
Financial Highlights                                                        23
Purchase Application                                                Centerfold

(800) 773-9665
(800) 7REYNOLDS
Wood Island, Third Floor
80 East Sir Francis Drake Boulevard
Larkspur, California 94939

                        QUESTIONS EVERY INVESTOR SHOULD
                          ASK BEFORE INVESTING IN THE
                                 REYNOLDS FUNDS

THE REYNOLDS STOCK FUNDS

1.  WHAT ARE THE REYNOLDS STOCK FUNDS' GOALS?

    REYNOLDS FUND

    Reynolds Fund seeks long-term capital appreciation.

    REYNOLDS BLUE CHIP GROWTH FUND

    Reynolds Blue Chip Growth Fund seeks long-term capital appreciation and, to a lesser extent, current income.

    REYNOLDS OPPORTUNITY FUND

    Reynolds Opportunity Fund seeks long-term capital appreciation.

2.  WHAT ARE THE REYNOLDS STOCK FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

    Each of the Reynolds Stock Funds mainly invests in common stocks of United States companies. Many of these companies are well-established growth companies commonly referred to as "blue chip" companies. "Blue chip" companies are important factors in their respective industries and their stocks are widely held by individual and institutional investors. Also each of the Reynolds Stock Funds, and particularly the Opportunity Fund, will invest in companies which are not now "blue chip" companies, but which our investment adviser believes have the potential to become "blue chip" companies. Many of these companies are smaller capitalization companies. Finally each of the Reynolds Stock Funds generally invests in "growth" companies. These are companies that our investment adviser believes will have per share earnings growth faster than the average publicly traded company. Our investment adviser takes a "bottom-up" investment approach when selecting investments for the Reynolds Stock Funds. This means he bases investment decisions on company specific factors not general economic conditions.

    Although, most of the time each of the Reynolds Stock Funds will hold many of the same securities, they will have different portfolios and different performance. The Reynolds Fund is a general stock fund. While it will generally invest in "growth" companies, it may also invest in "value" stocks. The percentage of its assets invested in common stocks of "blue chip" companies is likely to vary more than that of the Blue Chip Growth Fund or the Opportunity Fund. Under normal market conditions, the Blue Chip Growth Fund will have at least 65% of its net assets invested in common stocks of "blue chip" companies. In seeking to achieve its secondary objective of current income, the Blue Chip Growth Fund primarily will invest in dividend- paying common stocks. The Opportunity Fund will normally have less of its net assets invested in common stocks of "blue chip" companies than the Blue Chip Growth Fund and more of its assets invested in those companies which are not now "blue chip" companies but which our investment adviser believes have the potential to become "blue chip" companies.

3.  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE REYNOLDS STOCK FUNDS?

    Investors in the Reynolds Stock Funds may lose money. There are risks associated with investments in the types of securities in which the Reynolds Stock Funds invest. These risks include:

    o MARKET RISK: The prices of the securities in which the Reynolds Stock Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

    o SMALLER CAPITALIZATION COMPANIES RISK: Each of the Reynolds Stock Funds may invest in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies.
      The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

    o GROWTH INVESTING RISK: Our investment adviser may be wrong in its assessment of a company's potential for growth and the stocks we hold do not grow as our investment adviser anticipates. From time to time "growth" investing falls out of favor with investors. During these periods, the Funds' relative performance may suffer.

      Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Funds.

4.  HOW HAVE THE REYNOLDS STOCK FUNDS PERFORMED?

    The bar charts and tables that follow provide some indication of the risks of investing in the Reynolds Stock Funds by showing changes in the performance from year to year of the Blue Chip Growth Fund and the Opportunity Fund and how their average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks. (The Reynolds Fund will commence operations on September 30, 1999.) Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         REYNOLDS BLUE CHIP GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1989                    20.68%
                         1990                     0.09%
                         1991                    35.86%
                         1992                     0.11%
                         1993                    -5.23%
                         1994                    -0.57%
                         1995                    32.87%
                         1996                    28.22%
                         1997                    31.48%
                         1998                    54.12%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 31.39% (quarter ended December 31, 1998) and the lowest total return for a quarter was -14.44% (quarter ended September 30, 1990)

      The Fund's 1999 year to date total return is 13.07% (January 1, 1999 through the quarter ended September 30, 1999).

 AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING
      DECEMBER 31, 1998)             PAST YEAR   PAST 5 YEARS    PAST 10 YEARS
------------------------------       ---------   ------------    -------------
Reynolds Blue Chip Growth Fund         54.12%       27.98%           18.25%
S&P 500*<F1>                           28.75%       24.15%           19.22%

*<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

                           REYNOLDS OPPORTUNITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1993                     0.10%
                         1994                     1.69%
                         1995                    36.27%
                         1996                    14.13%
                         1997                    14.58%
                         1998                    59.14%

Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 32.59% (quarter ended December 31, 1998) and the lowest total return for a quarter was -10.75% (quarter ended March 31, 1993).

       The Fund's 1999 year to date total return is 20.66% (January 1, 1999 through the quarter ended September 30, 1999).

 AVERAGE ANNUAL TOTAL RETURNS                              SINCE THE INCEPTION
   (FOR THE PERIODS ENDING                                   DATE OF THE FUND
      DECEMBER 31, 1998)        PAST YEAR   PAST 5 YEARS    (JANUARY 30, 1992)
-----------------------------   ---------   ------------    ------------------
Reynolds Opportunity Fund        59.14%        23.59%             16.65%
S&P 500                          28.75%        24.15%             19.86%

FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Reynolds Stock Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                 REYNOLDS            REYNOLDS
                                                             REYNOLDS           BLUE CHIP          OPPORTUNITY
                                                               FUND            GROWTH FUND             FUND
                                                             --------          -----------         -----------
Maximum Sales Charge (Load) Imposed on Purchases            No Sales            No Sales            No Sales
  (as a percentage of offering price)                       Charge              Charge              Charge

Maximum Deferred Sales Charge (Load)                        No Deferred         No Deferred         No Deferred
                                                            Sales Charge        Sales Charge        Sales Charge

Maximum Sales Charge (Load) Imposed on                      No Sales            No Sales            No Sales
  Reinvested Dividends And Distributions                    Charge              Charge              Charge

Redemption Fee                                              None(1)<F2>         None(1)<F2>         None(1)<F2>

Exchange Fee                                                None                None                None

(1)<F2> Our transfer agent charges a fee of $12.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                             1.00%               1.00%               1.00%
Distribution and/or Service (12b-1) Fees                    0.25%               0.25%(1)<F3>        0.25%(1)<F3>
Other Expenses                                              0.70%(2)<F4>        0.35%               0.48%
Total Annual Fund Operating Expenses                        1.95%               1.60%               1.73%

(1)<F3> We have restated "Distribution and/or Service (12b-1) Fees" to reflect the fact that the Blue Chip Growth Fund and the Opportunity Fund adopted a 12b-1 Plan on September 23, 1998 that took effect on December 1, 1998.

(2)<F4> Based on our estimates for the fiscal year ending September 30, 2000.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the Reynolds Stock Funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                     ------    -------   -------    --------
Reynolds Fund                         $198       $612
Reynolds Blue Chip Growth Fund        $163       $505      $871      $1,900
Reynolds Opportunity Fund             $176       $545      $939      $2,041

THE REYNOLDS INCOME FUNDS

1.   WHAT ARE THE REYNOLDS INCOME FUNDS' GOALS?

     REYNOLDS U.S. GOVERNMENT BOND FUND

     Reynolds U.S. Government Bond Fund seeks a high level of current income.

     REYNOLDS MONEY MARKET FUND

     Reynolds Money Market Fund seeks to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value.

2.   WHAT ARE THE REYNOLDS INCOME FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     REYNOLDS U.S. GOVERNMENT BOND FUND

     The U.S. Government Bond Fund primarily invests in U.S. Government securities, although it may also invest in other debt securities rated at least AA by a nationally recognized rating agency. the average maturity of the obligations held by the U.S. Government Bond Fund generally ranges from one to ten years. Our investment adviser takes a "top-down" investment approach when selecting investments for the U.S. Government Bond Fund.
     When our investment adviser believes interest rates will decline, The U.S. Government Bond Fund will likely hold securities having a longer maturity than when our investment adviser believes interest rates will rise.

     The U.S. Government Bond Fund may also invest in money market instruments such as commercial paper, commercial paper master demand notes and United States Treasury Bills during periods when our investment adviser expects interest rates to rise, and to pay expenses or satisfy redemption requests.

     REYNOLDS MONEY MARKET FUND

     The Money Market Fund invests exclusively in high quality dollar-denominated debt obligations with remaining maturities of 397 days or less (as determined in accordance with the rules of the Securities and Exchange Commission). The Money Market fund will maintain an average portfolio maturity of 90 days or less. Our investment adviser takes a "top-down" investment approach when selecting investments for the Money Market Fund.

     The Money Market Fund will invest only in securities which are rated in the highest category by at least two nationally recognized rating agencies.

     The money market instruments that the Money Market Fund may purchase include:

        o   commercial paper and commercial paper master demand notes;

        o bank obligations, including certificates of deposit, time deposits and bankers' acceptances;

        o U.S. Government securities and repurchase agreements secured by U.S. Government securities.

3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE REYNOLDS INCOME FUNDS?

     REYNOLDS U.S. GOVERNMENT BOND FUND

     Investors in the U.S. Government Bond Fund may lose money. There are risks associated with investments in the types of securities in which The U.S. Government Bond Fund invests. These risks include:

        o MARKET RISK: The prices of the securities in which the U.S. Government Bond Fund invests may decline for a number of reasons.

        o INTEREST RATE RISK: In general, the value of bonds and other debt securities rises when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. The U.S. Government Bond Fund may invest in zero coupon U.S. Treasury securities which are generally subject to greater fluctuation in value due to changing interest rates than debt obligations which pay interest currently. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

        o CREDIT RISK: The issuers of the bonds and other debt securities held by the U.S. Government Bond Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

        o PREPAYMENT RISK: Issuers of securities held by the U.S. Government Bond Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

     REYNOLDS MONEY MARKET FUND

     An investment in the Reynolds Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

        o VARYING INCOME RISK: The rate of income earned on shares of the Money Market Fund will vary from day to day depending on short-term interest rates.

        o LOSS OF PRINCIPAL RISK: It is possible that a major change in interest rates or a default on a security or repurchase agreement could cause the value of your investment to decline.

4.   HOW HAVE THE REYNOLDS INCOME FUNDS PERFORMED?

     The bar charts and tables that follow provide some indication of the risks of investing in the Reynolds Income Funds by showing changes in each Fund's performance from year to year and by showing how the average annual returns of the U.S. Government Bond Fund over various periods compares to the performance of the Lehman Government Bond Index. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       REYNOLDS U.S. GOVERNMENT BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1993                     9.22%
                         1994                    -5.52%
                         1995                    12.24%
                         1996                     3.56%
                         1997                     5.41%
                         1998                     5.51%

Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 4.12% (quarter ended June 30, 1995) and the lowest total return for a quarter was -3.69% (quarter ended March 31, 1994).

        The Fund's 1999 year to date total return is 2.20% (January 1, 1999 through the quarter ended September 30, 1999).

 AVERAGE ANNUAL TOTAL RETURNS                              SINCE THE INCEPTION
   (FOR THE PERIODS ENDING                                  DATE OF THE FUND
      DECEMBER 31, 1998)            PAST YEAR PAST 5 YEARS (JANUARY 30, 1992)
-----------------------------       --------- ------------ ------------------
Reynolds U.S. Government Bond Fund    5.51%       4.08%           5.14%
Lehman Government Bond Index*<F5>     9.85%       7.18%           8.02%

*<F5> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.

                           REYNOLDS MONEY MARKET FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1992                     3.20%
                         1993                     2.54%
                         1994                     3.61%
                         1995                     5.33%
                         1996                     4.82%
                         1997                     4.92%
                         1998                     4.94%

Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 1.36% (quarter ended June 30, 1995) and the lowest total return for a quarter was 0.61% (quarter ended June 30, 1993).

        The Fund's 1999 year to date total return is 3.21% (January 1, 1999 through the quarter ended September 30, 1999).

 AVERAGE ANNUAL TOTAL RETURNS                              SINCE THE INCEPTION
   (FOR THE PERIODS ENDING                                   DATE OF THE FUND
      DECEMBER 31, 1998)         PAST YEAR   PAST 5 YEARS   (JANUARY 30, 1991)
 ----------------------------    ---------   ------------   ------------------
Reynolds Money Market  Fund        4.94%        4.72%             4.32%

*<F6> The Money Market Fund's 7-day yield for the period ended December 31, 1998 was 4.62%. Figures reflect past performance. Yields will vary. You may call 1-800-773-9665 to obtain the Money Market Fund's current 7-day yield.

FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Reynolds Income Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                    REYNOLDS       REYNOLDS
                                                U.S. GOVERNMENT  MONEY MARKET
                                                   BOND FUND         FUND
                                                ---------------  ------------
Maximum Sales Charge (Load) Imposed on Purchases     No Sales      No Sales
  (as a percentage of offering price)                Charge        Charge

Maximum Deferred Sales Charge (Load)                 No Deferred   No Deferred
                                                     Sales Charge  Sales Charge

Maximum Sales Charge (Load) Imposed on Reinvested    No Sales      No Sales
  Dividends And Distributions                        Charge        Charge

Redemption Fee                                       None(1)<F7>   None(1)<F7>

Exchange Fee                                         None          None

(1)<F7> Our transfer agent charges a fee of $12.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                      0.75%         0.50%
Distribution and/or Service (12b-1) Fees             None          None
Other Expenses                                       1.62%         1.46%
Total Annual Fund Operating Expenses                 2.37%         1.96%

(1)<F8> Both the U.S. Government Bond Fund and the Money Market Fund had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown. Our investment adviser reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed the following amounts:

        REYNOLDS U.S. GOVERNMENT BOND FUND   0.90%
        REYNOLDS MONEY MARKET FUND           0.65%

        Our investment adviser may discontinue these reimbursements at any time, but will not do so prior to September 30, 2000.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the Reynolds Income Funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                     ------    -------   -------    --------
Reynolds U.S. Government Bond Fund    $240       $739     $1,265     $2,706
Reynolds Money Market Fund            $199       $615     $1,057     $2,285

                             INVESTMENT OBJECTIVES
                                 AND STRATEGIES

THE REYNOLDS STOCK FUNDS

 Each of the Reynolds Stock Funds seeks long-term capital appreciation. The Blue Chip Growth Fund also, to a lesser extent, seeks current income. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Reynolds Stock Funds might not appreciate and investors could lose money.

 The Reynolds Stock Funds mainly invest in common stocks of United States companies. However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Reynolds Stock Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

 The Adviser takes a "bottom-up" investment approach when selecting investments for the Reynolds Stock Funds. This means he bases investment decisions on company specific factors, not general economic conditions. When purchasing "blue chip" companies for the Reynolds Stock Funds our Adviser looks for companies that have some or all of the following attributes:

   o  a long history of profitability
   o  a potential for above-average unit and earnings growth
   o  leadership positions in its markets
   o  a superior and pragmatic growth strategy
   o  a presence in expanding industries
   o  proprietary products, processes or services
   o  a strong balance sheet
   o  an above-average record of dividend consistency and growth
   o  a high return on equity

 When purchasing companies that are not now "blue chip" companies, but which have the potential to become "blue chip" companies, our Adviser looks for companies that may be:

 o  leading companies in smaller industries

 o lesser known companies moving from a lower to a higher market share position within their industry group

 Our Adviser believes that when a company's earnings grow faster than the economy in general, the market will eventually recognize this successful long-term record by valuing the company's stock at a higher price. Our Adviser also believes that if a company pays dividends, it should be able to increase its dividend as its long-term earnings grow.

 Each of the Reynolds Stock Funds is diversified. Our Adviser will try to have each of the Funds invest in a number of industries. Our Adviser also believes in investing in a number of companies in each industry if the companies meet his investment criteria.

 Our Adviser is a patient investor. The Reynolds Stock Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks. When making investment decisions, our Adviser considers the tax consequences of the Funds' portfolio transactions. For example, once our Adviser has determined that a particular company warrants inclusion in the portfolios of one or more of the Reynolds Stock Funds, he may have the Fund(s) hold that company's stock even if the stock is temporarily underperforming.

REYNOLDS INCOME FUNDS

 The U.S. Government Bond Fund seeks a high level of current income and the Money Market Fund seeks a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Reynolds Income Funds might not appreciate and investors could lose money.

 Under normal market conditions at least 65% of the U.S. Government Bond Fund's net assets will be invested in U.S. Government securities. The U.S. Government Bond Fund invests both in U.S. Treasury obligations and in obligations, such as mortgage-backed securities, issued by agencies or instrumentalities of the U.S. Government. Not all obligations issued by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. The remainder of the U.S. Government Bond Fund's assets will be invested in corporate debt securities rated at least AA by a nationally recognized rating agency or money market instruments.

 The U.S. Government Bond Fund may, in response to adverse market, economic, political or other conditions, take a temporary defensive position. This means it will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent the U.S. Government Bond Fund from achieving its investment objective.

 The Reynolds U.S. Government Bond Fund does not attempt to achieve its investment objective by active and frequent trading of securities.

 The Adviser takes a "top down" investment approach when selecting investments for the U.S. Government Bond Fund. He reviews the economic outlook, and the direction in which inflation and interest rates are expected to move before selecting individual securities for the U.S. Government Bond Fund. The average maturity of the obligations held by the U.S. Government Bond Fund generally ranges from one to ten years. When the Adviser believes interest rates will decline, the U.S. Government Bond Fund will likely hold securities having a longer maturity than when he believes interest rates will rise.

 The Adviser also takes a "top down" investment approach when selecting investments for the Money Market Fund. He reviews the economic outlook, and the direction in which inflation and interest rates are expected to move before selecting individual securities for the Money Market Fund. The Money Market Fund will maintain an average portfolio maturity of 90 days or less. Once the Adviser has determined the desired average portfolio maturity, he will select available money market instruments that have the highest yield among those which are rated in the highest category by at least two nationally recognized rating agencies.

                            MANAGEMENT OF THE FUNDS

REYNOLDS CAPITAL MANAGEMENT MANAGES THE FUNDS' INVESTMENTS.

 Reynolds Capital Management (the "Adviser") is the investment adviser to each of the Reynolds Funds. The Adviser's address is:

         Wood Island, Third Floor
         80 East Sir Francis Drake Boulevard
         Larkspur, CA  94939

 As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Blue Chip Growth Fund, the Opportunity Fund, the U.S. Government Bond Fund and the Money Market Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

Reynolds Blue Chip Growth Fund          1.00%
Reynolds Opportunity Fund               1.00%
Reynolds U.S. Government Bond Fund      0.75%
Reynolds Money Market Fund              0.50%

 The Reynolds Fund (which will commence operations on September 30, 1999) will pay the Adviser an annual advisory fee equal to 1.00% of its average net assets.

 Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is their portfolio manager. Mr. Reynolds is the sole proprietor of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management since 1985.

YEAR 2000

 The Funds are addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

 The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Adviser, their administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds. The Year 2000 issue could also have a negative impact on the companies in which the Funds invest, which could hurt the Funds' investment returns.

DISTRIBUTION FEES

 Each of the Reynolds Stock Funds (but neither of the Reynolds Income Funds) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Reynolds Stock Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

 The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Since the Money Market Fund holds only money market instruments, all securities it holds are valued at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

  1. Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

     A. NEW ACCOUNTS
        o  All accounts                          $1,000

     B. EXISTING ACCOUNTS
        o  Dividend reinvestment             No Minimum
        o  Automatic Investment
             Plan                                $   50
        o  All other accounts                    $  100

  3. Complete the Purchase Application within this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-773-9665 or 1-414-765-4124.

 4. Make your check payable to the full name of the Reynolds Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  4. Send the application and check to:

     BY FIRST CLASS MAIL
     Reynolds Funds
     c/o Firstar Mutual Fund Services, LLC
     P.O.  Box 701
     Milwaukee, WI 53201-0701

     BY OVERNIGHT DELIVERY
     SERVICE OR EXPRESS MAIL
     Reynolds Funds
     c/o Firstar Mutual Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-773-9665 or 1-414-765-4124 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

     Firstar Bank Milwaukee, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA #075000022

     CREDIT:
     Firstar Mutual Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number, if known)

 You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK MILWAUKEE, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK MILWAUKEE, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Reynolds Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

 The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

 The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Money Market Fund and the U.S. Government Bond Fund are not available to residents in certain states.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

 The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

 o   Traditional IRA
 o   Roth IRA
 o   Education IRA
 o   SEP-IRA
 o   Simple IRA
 o   401(k) Plan
 o   403 (b)(7) Custodial Accounts

 Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-773-9655. The Reynolds Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1. Prepare a letter of instruction containing:

     o  the name of the Fund(s)
     o  account number(s)
     o  the amount of money or number of shares being redeemed
     o  the name(s) on the account
     o  daytime phone number
     o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-773-9655 or 1-414-765-4124 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o  The redemption request exceeds $25,000
     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
     o The redemption proceeds are to be sent to an address other than the address of record

     A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  4. Send the letter of instruction to:

     BY FIRST CLASS MAIL
     Reynolds Funds
     c/o Firstar Mutual Fund Services, LLC
     Shareholder Services Center
     P. O. Box 701
     Milwaukee, WI  53201-0701

     BY OVERNIGHT DELIVERY
     SERVICE OR EXPRESS MAIL
     Reynolds Funds
     c/o Firstar Mutual Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call Firstar Mutual Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

  4. Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

HOW TO REDEEM (SELL) SHARES BY WRITING CHECKS

(MONEY MARKET FUND ONLY)

  1. Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares of the Money Market Fund by writing checks on your account. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to Firstar Mutual Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered.

  2. You must make your check payable in an amount equal to or larger than $500. Shares redeemed by check will continue earning interest until the check clears. Because dividends on the Money Market Fund accrue daily, you should not try to close your Money Market Fund account by writing a check.


  3. You will be charged the following fees when exercising the check writing privilege:

       o  Checks                    No Charge
       o  Stop Payment        $25 per request
       o  Insufficient Funds    $25 per check

  4. The Money Market Fund may modify or terminate the check writing privilege at any time. Please call Firstar Mutual Fund Services, LLC at 1-800-773-9665 if you have any questions.

REDEMPTION PRICE

 The redemption price per share you receive for redemption requests is the next determined net asset value after:

    o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

    o Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

    o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

    o For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

    o For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

    o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Funds, shareholders should consider the following:

    o  The redemption may result in a taxable gain.

    o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

    o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

    o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

    o Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

    o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

    o Firstar Mutual Fund Services, LLC currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

    o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

    o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

 Shares of any of the Reynolds Funds may be exchanged for shares of any other Reynolds Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus carefully.

  2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

  3. Call Firstar Mutual Fund Services, LLC at 1-800-773-9665. You may also make an exchange by writing to Reynolds Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

 Each of the Reynolds Stock Funds distributes substantially all of its net investment income and substantially all of its capital gains annually. Each of the Reynolds Income Funds distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. It is very unlikely that the Money Market Fund would distribute any capital gains. You have four distribution options:

 o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

 o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

 o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

 You may make this election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-773-9665.

 Although the U.S. Government Bond Fund and the Money Market Fund pay income dividends monthly, they declare daily as a dividend their net investment income for that day. When you purchase shares of either of these Funds, you will begin to earn dividends the first business day following your purchase. When you redeem your shares, you will receive the dividend these Funds declare on the redemption date. If you redeem less than all of the shares in your account, you will receive any unpaid dividend on the next monthly payment date. If you redeem all of the shares in your account, you will receive any unpaid dividends with the redemption proceeds. These Funds include income earned on weekends and holidays in the dividend declared on the preceding business day.

 Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Reynolds Fund and the Opportunity Fund expect that their distributions will consist primarily of long-term capital gains. The Blue Chip Growth Fund expects that its distributions will consist of both ordinary income and long-term capital gains. The Reynolds Income Funds expect that their distributions will consist primarily of ordinary income.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REYNOLDS BLUE CHIP GROWTH FUND

 The Blue Chip Growth Fund's performance was positively affected in the fiscal year ended September 30, 1998 by the strong earnings growth of many of the stocks in its portfolio and by the market leadership of high quality growth companies. Throughout the fiscal year ended September 30, 1998 much of the gains in the equity markets were attributable to a relatively small group of larger capitalization growth companies. Many of these stocks were held by the Blue Chip Growth Fund as its principal investment strategy is to invest in "blue chip" companies like these market lenders. The Blue Chip Growth Fund was also positively affected by the continuing economic recovery and by declining inflation and interest rates which positively influenced equity markets during the fiscal year.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN

                      1-YEAR         5-YEAR         10-YEAR
                      ------         ------         -------
                      +17.0%         +22.4%         +15.1%

             DATE        REYNOLDS BLUE CHIP GROWTH FUND        S&P 500 INDEX
             ----        ------------------------------        -------------
           9/30/88                  $10,000                       $10,000
           9/30/89                  $11,990                       $13,270
           9/30/90                  $11,391                       $12,036
           9/30/91                  $14,455                       $15,815
           9/30/92                  $15,611                       $17,571
           9/30/93                  $14,908                       $19,855
           9/30/94                  $15,296                       $20,570
           9/30/95                  $20,696                       $26,699
           9/30/96                  $24,441                       $32,146
           9/30/97                  $35,000                       $45,229
           9/30/98                  $40,940                       $49,368

Past performance is not predictive of future performance.

REYNOLDS OPPORTUNITY FUND

 The Opportunity Fund's performance was positively affected by the strong earnings growth of many of the stocks in its portfolio in its fiscal year ended September 30, 1998. The Opportunity Fund was also positively affected by the market leadership of high quality growth companies. Throughout the fiscal year ended September 30, 1998 much of the gains in the equity markets were attributable to a relatively small group of larger capitalization growth companies. Many of these stocks were held by the Opportunity Fund as one of its principal investment strategies is to invest in "blue chip" companies like these market leaders. The Opportunity Fund also invested in stocks of smaller capitalization companies that generally did not perform as well as the market leaders during the fiscal year. In addition, the Opportunity Fund was positively affected by the continuing economic recovery and by declining inflation and interest rates which positively influenced equity markets during the fiscal year.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  REYNOLDS OPPORTUNITY FUND AND S&P 500 INDEX

                          AVERAGE ANNUAL TOTAL RETURN

                                                     Since Inception
                      1-YEAR         5-YEAR              1/30/92
                      ------         ------          ---------------
                      +12.3%         +17.5%              +12.5%

             DATE          REYNOLDS OPPORTUNITY FUND           S&P 500 INDEX
             ----          -------------------------           -------------
         1/30/92*<F9>               $10,000                       $10,000
         9/30/92                     $8,850                       $10,270
         9/30/93                     $9,779                       $11,605
         9/30/94                    $10,092                       $12,023
         9/30/95                    $14,169                       $15,606
         9/30/96                    $15,643                       $18,789
         9/30/97                    $19,491                       $26,436
         9/30/98                    $21,881                       $28,855
 *<F9>  inception date

Past performance is not predictive of future performance.

REYNOLDS U.S. GOVERNMENT BOND FUND

 Moderate economic growth accompanied by declining inflation and interest rates were the main factors contributing to the Bond Fund's performance in the fiscal year ended September 30, 1998. The U.S. Government Bond Fund's portfolio of U.S. Government securities had an average maturity of approximately one year on September 30, 1998, which was at the short end of its expected average maturity. Throughout the fiscal year ended September 30, 1998 the yield curve was relatively flat. Consequently by keeping its average maturity short the U.S. Government Bond Fund reduced portfolio risk without sacrificing significant total return.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REYNOLDS U.S. GOVERNMENT BOND FUND AND LEHMAN GOVERNMENT BOND INDEX

                          AVERAGE ANNUAL TOTAL RETURN

                                             Since Inception
                   1-YEAR       5-YEAR           1/30/92
                   ------       ------       ---------------
                    +6.1%       +3.7%             +5.2%

   DATE     REYNOLDS U.S. GOVERNMENT BOND FUND    LEHMAN GOVERNMENT BOND INDEX
   ----     ----------------------------------    ----------------------------
 1/30/92*<F10>           $10,000                            $10,000
 9/30/92                 $10,668                            $10,890
 9/30/93                 $11,679                            $12,088
 9/30/94                 $11,032                            $11,604
 9/30/95                 $11,961                            $13,183
 9/30/96                 $12,498                            $13,763
 9/30/97                 $13,211                            $15,029
 9/30/98                 $14,014                            $17,071
 *<F10>  inception date

 Past performance is not predictive of future performance.

                              FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five fiscal years of operations and for the period from October 1, 1998 through March 31, 1999. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information (other than the information for the period from October 1, 1998 through March 31, 1999) has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request. The information for the period from October 1, 1998 through March 31, 1999 is unaudited. The Reynolds Fund will commence operations on September 30, 1999.

                         REYNOLDS BLUE CHIP GROWTH FUND

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------------------
                                              10-1-98
                                                THRU
                                              3-31-99          1998           1997           1996           1995           1994
                                              -------         ------         ------         ------         ------         ------
Net asset value, beginning of period           $36.95         $32.00         $22.69         $19.25         $14.46         $14.22
Income from investment operations:
   Net investment income (loss)                  0.03          (0.12)         (0.01)         (0.03)          0.02           0.09
   Net realized and unrealized gain
     on investments                             17.97           5.46           9.67           3.52           5.00           0.28
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                18.00           5.34           9.66           3.49           5.02           0.37
Less distributions:
   Dividends from net investment
     income                                        --          (0.01)            --          (0.02)         (0.06)         (0.13)
   Distributions from net
     realized gains                             (0.65)         (0.38)         (0.35)         (0.03)         (0.17)            --
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.65)         (0.39)         (0.35)         (0.05)         (0.23)         (0.13)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $54.30         $36.95         $32.00         $22.69         $19.25         $14.46
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                         49.4%(1)<F11>  17.0%          43.2%          18.1%          35.3%           2.6%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of period (000s)          $321,985        $89,533        $62,294        $30,807        $29,357        $24,771
   Ratio of expenses to average
     net assets                                  1.5%(2)<F12>   1.4%           1.4%           1.5%           1.5%           1.5%
   Ratio of net investment (loss)
     income  to average net assets              (0.5%)(2)<F12> (0.4%)         (0.1%)         (0.1%)          0.1%           0.5%
   Portfolio turnover rate                       0.5%          35.5%          25.0%          21.5%          49.2%          43.3%

(1)<F11>  Not annualized.
(2)<F12>  Annualized.

                           REYNOLDS OPPORTUNITY FUND

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------------------
                                              10-1-98
                                                thru
                                              3-31-99          1998           1997           1996           1995           1994
                                              -------         ------         ------         ------         ------         ------
Net asset value, beginning of period           $21.88         $19.49         $15.64         $14.17         $10.09         $ 9.78
Income from investment operations:
   Net investment income (loss)                  0.18          (0.09)(1)<F13> (0.13)         (0.06)         (0.11)         (0.09)
   Net realized and unrealized gain
     on investments                             12.22           2.48           3.98           1.53           4.19           0.40
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                12.40           2.39           3.85           1.47           4.08           0.31
Less distributions:
   Dividend from net investment
     income                                        --             --             --             --             --             --
   Distributions from net
     realized gains                             (0.50)            --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.50)            --             --             --             --             --
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $33.78         $21.88         $19.49         $15.64         $14.17         $10.09
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total investment return                         57.9%(2)<F14>  12.3%          24.6%          10.4%          40.4%           3.2%

Supplemental data
and ratios:
   Net assets, end of period (000s)           $85,813        $29,154        $22,702        $17,104        $10,983         $6,132
   Ratio of expenses (after
     reimbursement) to average
     net assets(4)<F16>                          1.6%(3)<F15>   1.5%           1.5%           1.5%           1.9%           2.0%
   Ratio of net investment (loss)
     income to average net assets(5)<F17>       (1.0%)(3)<F15> (0.8%)         (0.9%)         (1.1%)         (1.5%)         (1.6%)
   Portfolio turnover rate                      10.4%          39.4%          60.2%          11.8%          38.4%          16.8%

(1)<F13> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F14>  Not annualized.
(3)<F15>  Annualized.
(4)<F16> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.1% for the year ended September 30, 1994.
(5)<F17> The ratio of net investment loss to average net assets prior to the Adviser's expense limitation undertaking for the year ended September 30, 1994 would have been (1.7%).

                       REYNOLDS U.S. GOVERNMENT BOND FUND

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------------------
                                              10-1-98
                                                thru
                                              3-31-99          1998           1997           1996           1995           1994
                                              -------         ------         ------         ------         ------         ------
Net asset value, beginning of period           $ 9.81         $ 9.76         $ 9.75         $ 9.85         $ 9.61         $10.76
Income from investment operations:
   Net investment income                         0.23           0.53           0.53           0.53           0.54           0.56
   Net realized and unrealized (loss)
     gain on investments                        (0.07)          0.05           0.01          (0.10)          0.24          (1.14)
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 0.16           0.58           0.54           0.43           0.78          (0.58)
Less distributions:
   Dividends from net investment
     income                                     (0.23)         (0.53)         (0.53)         (0.53)         (0.54)         (0.56)
   Distribution from net
     realized gains                                --             --             --             --             --          (0.01)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.23)         (0.53)         (0.53)         (0.53)         (0.54)         (0.57)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 9.74         $ 9.81         $ 9.76         $ 9.75         $ 9.85         $ 9.61
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total investment return                         1.66%(1)<F18>  6.08%          5.70%          4.49%          8.42%         (5.54%)

Supplemental data
and ratios:
   Net assets, end of period (000s)            $3,651         $3,074         $2,626         $2,766         $2,799         $4,367
   Ratio of expenses (after
     reimbursement) to average
     net assets(3)<F20>                         0.90%(2)<F19>  0.90%          0.90%          0.90%          0.91%          0.86%
   Ratio of net investment income
     to average net assets(4)<F21>              4.73%(2)<F19>  5.40%          5.45%          5.43%          5.59%          5.42%
   Portfolio turnover rate                         --             --         25.28%         28.65%             --         19.59%

(1)<F18>  Not annualized.
(2)<F19>  Annualized.
(3)<F20> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.2% (annualized) , 2.4%, 2.3%, 2.2%, 2.0% and 1.5%
          for the six months ending March 31, 1999 and for the for the years ended September 30, 1998, 1997, 1996, 1995 and 1994, respectively.
(4)<F21> The ratio of net investment income to average net assets prior to the Adviser's expense limitation undertaking for the six months ended March 31, 1999 and for the years ended September 30, 1998, 1997, 1996, 1995 and 1994 would have been 3.4% (annualized), 3.9%, 4.0%, 4.1%,
          4.5% and 4.8%, respectively.

                           REYNOLDS MONEY MARKET FUND

                                                                              FOR THE YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------------------
                                              10-1-98
                                                thru
                                              3-31-99          1998           1997           1996           1995           1994
                                              -------         ------         ------         ------         ------         ------
Net asset value, beginning of period           $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Income from investment operations:
   Net investment income                         0.02           0.05           0.05           0.05           0.05           0.03
Less distributions:
   Dividends from net investment
     income                                     (0.02)         (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 1.00        $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
Total investment return                          2.2%(1)<F22>   5.0%           4.9%           4.9%           5.2%           3.1%

Supplemental data
and ratios:
   Net assets, end of period (000s)           $10,863         $4,879         $3,032         $3,980         $3,743         $3,192
   Ratio of expenses (after
     reimbursement) to average
     net assets(3)<F24>                         0.65%(2)<F23>  0.65%          0.65%          0.65%          0.65%          0.63%
   Ratio of net investment income
     to average net assets(4)<F25>              4.38%(2)<F23>  4.88%          4.77%          4.78%          5.08%          2.84%

(1)<F22>  Not annualized.
(2)<F23>  Annualized.
(3)<F24> Computed after giving effect to the Adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 1.54% (annualized), 1.96%, 2.02%, 1.39%, 1.95% and
          1.47% for the six months ending March 31, 1999 and for the years ended September 30, 1998, 1997, 1996, 1995 and 1994, respectively.
(4)<F25> If the Fund had paid all of its expenses, the ratios of net investment income to average net assets would have been 3.49% (annualized), 3.57%, 3.39%, 4.05%, 3.79% and 2.01% for the six months ending March 31, 1999 and for the years ended September 30, 1998, 1997, 1996, 1995 and 1994, respectively.

 To learn more about the Reynolds Funds you may want to read the Reynolds Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Reynolds Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

 You also may learn more about the Reynolds Funds' investments by reading the Reynolds Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-773-9665.

 Prospective investors and shareholders who have questions about the Reynolds Funds may also call the above number or write to the following address:

 The Reynolds Funds, Inc.
 Wood Island, Third Floor
 80 East Sir Francis Drake Boulevard
 Larkspur, CA 94939

 The general public can review and copy information about the Reynolds Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Reynolds Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C.  20549-6009

 Please refer to the Reynolds Funds' Investment Company Act File No. 811-5549, when seeking information about the Reynolds Funds from the Securities and Exchange Commission.